Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	December 31	December 31	September 30	December 31	September 30
	2011	2010	2011	2010	2011

ASSETS

Cash and due from banks	$292,598	$198,954	$291,870	47.1%	0.2%
Loans held for sale	47,009	83,940	63,554	(44.0)%	(26.0)%
Other interest-earning assets	175,336	33,297	256,360	426.6%	(31.6)%
Investment securities	2,679,967	2,861,484	2,776,557	(6.3)%	(3.5)%
Loans, net of unearned income	11,968,970	11,933,307	11,895,655	0.3%	0.6%
Allowance for loan losses	(256,471)	(274,271)	(266,978)	(6.5)%	(3.9)%
Net Loans	11,712,499	11,659,036	11,628,677	0.5%	0.7%
Premises and equipment	212,274	208,016	206,170	2.0%	3.0%
Accrued interest receivable	51,098	53,841	52,460	(5.1)%	(2.6)%
Goodwill and intangible assets	544,209	547,979	545,098	(0.7)%	(0.2)%
Other assets	655,518	628,707	475,105	4.3%	38.0%

Total Assets	$16,370,508	$16,275,254	$16,295,851	0.6%	0.5%

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits	$12,525,739	$12,388,581	$12,637,624	1.1%	(0.9)%
Short-term borrowings	597,033	674,077	448,955	(11.4)%	33.0%
Federal Home Loan Bank advances and long-term debt	1,040,149	1,119,450	1,025,505	(7.1)%	1.4%
Other liabilities	215,048	212,757	199,108	1.1%	8.0%

Total Liabilities	14,377,969	14,394,865	14,311,192	(0.1)%	0.5%

Shareholders' equity	1,992,539	1,880,389	1,984,659	6.0%	0.4%

Total Liabilities and Shareholders' Equity	$16,370,508	$16,275,254	$16,295,851	0.6%	0.5%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Real estate - commercial mortgage	$4,602,596	$4,375,980	$4,491,155	5.2%	2.5%
Commercial - industrial, financial and agricultural	3,639,368	3,704,384	3,690,164	(1.8)%	(1.4)%
Real estate - home equity	1,624,562	1,641,777	1,630,880	(1.0)%	(0.4)%
Real estate - residential mortgage	1,097,192	995,990	1,041,463	10.2%	5.4%
Real estate - construction	615,445	801,185	648,398	(23.2)%	(5.1)%
Consumer	318,101	350,161	327,054	(9.2)%	(2.7)%
Leasing and other	71,706	63,830	66,541	12.3%	7.8%

Total Loans, net of unearned income	$11,968,970	$11,933,307	$11,895,655	0.3%	0.6%

Deposits, by type:
Noninterest-bearing demand	$2,588,034	$2,194,988	$2,535,744	17.9%	2.1%
Interest-bearing demand	2,529,388	2,277,190	2,517,124	11.1%	0.5%
Savings deposits	3,394,367	3,286,435	3,434,398	3.3%	(1.2)%
Time deposits	4,013,950	4,629,968	4,150,358	(13.3)%	(3.3)%

Total Deposits	$12,525,739	$12,388,581	$12,637,624	1.1%	(0.9)%

Short-term borrowings, by type:
Customer repurchase agreements	$186,735	$204,800	$202,154	(8.8)%	(7.6)%
Customer short-term promissory notes	156,828	201,433	170,839	(22.1)%	(8.2)%
Federal funds purchased	253,470	267,844	75,962	(5.4)%	233.7%

Total Short-term borrowings	$597,033	$674,077	$448,955	(11.4)%	33.0%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per-share data
	Quarter Ended			% Change from		Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31	Sep 30	December 31
	2011	2010	2011	2010	2011	2011	2010	% Change

Interest Income:
Interest income	$169,333	$181,749	$173,736	(6.8)%	(2.5)%	$693,698	$745,373	(6.9)%
Interest expense	30,874	40,856	32,243	(24.4)%	(4.2)%	133,538	186,627	(28.4)%

Net Interest Income	138,459	140,893	141,493	(1.7)%	(2.1)%	560,160	558,746	0.3%
Provision for credit losses	30,000	40,000	31,000	(25.0)%	(3.2)%	135,000	160,000	(15.6)%

Net Interest Income after Provision	108,459	100,893	110,493	7.5%	(1.8)%	425,160	398,746	6.6%

Other Income:
Service charges on deposit accounts	15,277	14,091	15,164	8.4%	0.7%	58,078	58,592	(0.9)%
Other service charges and fees	10,784	11,849	12,507	(9.0)%	(13.8)%	47,482	45,023	5.5%
Investment management and trust services	8,727	8,826	8,914	(1.1)%	(2.1)%	36,483	34,173	6.8%
Mortgage banking income	6,220	8,857	7,942	(29.8)%	(21.7)%	25,674	29,304	(12.4)%
Investment securities gains (losses)	3,054	194	(443)	1,474.2%	N/M	4,561	701	550.6%
Other	4,286	3,940	4,055	8.8%	5.7%	15,449	14,527	6.3%

Total Other Income	48,348	47,757	48,139	1.2%	0.4%	187,727	182,320	3.0%

Other Expenses:
Salaries and employee benefits	58,109	54,955	58,948	5.7%	(1.4)%	227,435	216,487	5.1%
Net occupancy expense	10,973	10,845	10,790	1.2%	1.7%	44,003	43,533	1.1%
OREO and repossession expense	3,565	1,873	2,548	90.3%	39.9%	8,366	7,441	12.4%
Data processing	3,482	3,348	3,473	4.0%	0.3%	13,541	13,263	2.1%
Equipment expense	3,329	2,982	3,032	11.6%	9.8%	12,870	11,692	10.1%
Marketing	3,045	4,461	1,923	(31.7)%	58.3%	9,667	11,163	(13.4)%
Professional Fees	2,961	2,902	3,247	2.0%	(8.8)%	12,159	11,523	5.5%
FDIC insurance expense	2,730	4,916	3,732	(44.5)%	(26.8)%	14,480	19,715	(26.6)%
Intangible amortization	954	1,292	953	(26.2)%	0.1%	4,257	5,240	(18.8)%
Other	19,712	18,520	17,221	6.4%	14.5%	69,698	68,268	2.1%

Total Other Expenses	108,860	106,094	105,867	2.6%	2.8%	416,476	408,325	2.0%

Income Before Income Taxes	47,947	42,556	52,765	12.7%	(9.1)%	196,411	172,741	13.7%
Income tax expense	11,868	11,066	13,441	7.2%	(11.7)%	50,838	44,409	14.5%

Net Income	36,079	31,490	39,324	14.6%	(8.3)%	145,573	128,332	13.4%
Preferred stock dividends and discount accretion	—	—	—	—%	—%	—	(16,303)	(100.0)%

Net Income Available to Common Shareholders	$36,079	$31,490	$39,324	14.6%	(8.3)%	$145,573	$112,029	29.9%

PER COMMON SHARE:

Net income:
Basic	$0.18	$0.16	$0.20	12.5%	(10.0)%	$0.73	$0.59	23.7%
Diluted	0.18	0.16	0.20	12.5%	(10.0)%	0.73	0.59	23.7%

Cash dividends	$0.06	$0.03	$0.05	100.0%	20.0%	$0.20	$0.12	66.7%
Shareholders' equity	9.95	9.45	9.93	5.3%	0.2%	9.95	9.45	5.3%
Shareholders' equity (tangible)	7.24	6.69	7.20	8.2%	0.6%	7.24	6.69	8.2%

Weighted average shares (basic)	199,239	198,437	199,028	0.4%	0.1%	198,912	190,860	4.2%
Weighted average shares (diluted)	199,997	198,999	199,814	0.5%	0.1%	199,658	191,397	4.3%
Shares outstanding, end of period	200,164	199,050	199,891	0.6%	0.1%	200,164	199,050	0.6%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.88%	0.77%	0.97%			0.90%	0.78%
Return on average common shareholders' equity	7.16%	6.60%	7.89%			7.45%	6.29%
Return on average common shareholders' equity (tangible)	10.02%	9.54%	11.06%			10.54%	9.39%
Net interest margin	3.81%	3.85%	3.93%			3.90%	3.80%
Efficiency ratio	57.44%	54.50%	54.06%			54.28%	53.33%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	December 31, 2011			December 31, 2010			September 30, 2011
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,926,246	$150,195	5.00%	$11,944,932	$158,257	5.26%	$11,887,544	$151,816	5.07%
Taxable investment securities	2,279,658	17,462	3.06%	2,264,784	20,579	3.63%	2,142,670	20,166	3.76%
Tax-exempt investment securities	307,713	4,340	5.64%	341,909	4,868	5.69%	325,420	4,456	5.48%
Equity securities	121,219	774	2.55%	136,075	801	2.35%	124,893	777	2.48%

Total Investment Securities	2,708,590	22,576	3.33%	2,742,768	26,248	3.83%	2,592,983	25,399	3.92%

Loans held for sale	54,013	541	4.01%	94,741	947	4.00%	37,626	425	4.52%
Other interest-earning assets	192,574	133	0.27%	187,881	147	0.31%	218,135	91	0.17%

Total Interest-earning Assets	14,881,423	173,445	4.63%	14,970,322	185,599	4.93%	14,736,288	177,731	4.80%

Noninterest-earning assets:
Cash and due from banks	282,993			268,758			276,063
Premises and equipment	207,744			205,740			206,059
Other assets	1,125,429			1,135,276			1,107,107
Less: allowance for loan losses	(275,160)			(291,541)			(274,436)

Total Assets	$16,222,429			$16,288,555			$16,051,081

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$2,462,551	$1,243	0.20%	$2,262,027	$1,793	0.31%	$2,424,646	$1,262	0.21%
Savings deposits	3,466,104	2,356	0.27%	3,337,407	4,328	0.51%	3,329,489	2,564	0.30%
Time deposits	4,084,278	14,739	1.43%	4,760,929	20,926	1.74%	4,224,001	15,858	1.49%

Total Interest-bearing Deposits	10,012,933	18,338	0.73%	10,360,363	27,047	1.04%	9,978,136	19,684	0.78%

Short-term borrowings	463,659	173	0.15%	482,197	249	0.20%	443,337	151	0.14%
Federal Home Loan Bank advances and long-term debt	1,025,683	12,363	4.80%	1,148,009	13,560	4.70%	1,025,546	12,408	4.82%

Total Interest-bearing Liabilities	11,502,275	30,874	1.07%	11,990,569	40,856	1.35%	11,447,019	32,243	1.12%

Noninterest-bearing liabilities:
Demand deposits	2,529,548			2,219,267			2,466,877
Other	192,806			186,211			159,430

Total Liabilities	14,224,629			14,396,047			14,073,326

Shareholders' equity	1,997,800			1,892,508			1,977,755

Total Liabilities and Shareholders' Equity	$16,222,429			$16,288,555			$16,051,081

Net interest income/net interest margin (fully taxable equivalent)		142,571	3.81%		144,743	3.85%		145,488	3.93%
Tax equivalent adjustment		(4,112)			(3,850)			(3,995)

Net interest income		$138,459			$140,893			$141,493

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	December 31	December 31	September 30	December 31	September 30
	2011	2010	2011	2010	2011
Loans, by type:
Real estate - commercial mortgage	$4,554,161	$4,365,245	$4,461,646	4.3%	2.1%
Commercial - industrial, financial and agricultural	3,637,465	3,682,949	3,691,516	(1.2)%	(1.5)%
Real estate - home equity	1,628,406	1,649,111	1,628,822	(1.3)%	—%
Real estate - residential mortgage	1,066,463	999,814	1,037,968	6.7%	2.7%
Real estate - construction	641,485	818,367	668,464	(21.6)%	(4.0)%
Consumer	326,818	360,432	329,619	(9.3)%	(0.8)%
Leasing and other	71,448	69,014	69,509	3.5%	2.8%

Total Loans, net of unearned income	$11,926,246	$11,944,932	$11,887,544	(0.2)%	0.3%

Deposits, by type:
Noninterest-bearing demand	$2,529,548	$2,219,267	$2,466,877	14.0%	2.5%
Interest-bearing demand	2,462,551	2,262,027	2,424,646	8.9%	1.6%
Savings deposits	3,466,104	3,337,407	3,329,489	3.9%	4.1%
Time deposits	4,084,278	4,760,929	4,224,001	(14.2)%	(3.3)%

Total Deposits	$12,542,481	$12,579,630	$12,445,013	(0.3)%	0.8%

Short-term borrowings, by type:
Customer repurchase agreements	$195,372	$240,548	$206,824	(18.8)%	(5.5)%
Customer short-term promissory notes	165,677	205,637	170,790	(19.4)%	(3.0)%
Federal funds purchased and other	102,610	36,012	65,723	184.9%	56.1%

Total Short-term borrowings	$463,659	$482,197	$443,337	(3.8)%	4.6%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2011			2010
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,904,529	$605,671	5.09%	$11,958,435	$637,438	5.33%
Taxable investment securities	2,223,376	80,184	3.61%	2,403,206	96,237	4.00%
Tax-exempt investment securities	330,087	18,521	5.61%	357,427	20,513	5.74%
Equity securities	126,766	3,078	2.43%	139,292	3,103	2.23%

Total Investment Securities	2,680,229	101,783	3.80%	2,899,925	119,853	4.13%

Loans held for sale	43,470	1,958	4.50%	69,157	3,088	4.47%
Other interest-earning assets	160,664	358	0.22%	192,888	505	0.26%

Total Interest-earning Assets	14,788,892	709,770	4.80%	15,120,405	760,884	5.04%

Noninterest-earning assets:
Cash and due from banks	274,527			268,615
Premises and equipment	207,081			204,316
Other assets	1,108,359			1,114,678
Less: allowance for loan losses	(276,278)			(281,555)

Total Assets	$16,102,581			$16,426,459

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$2,391,043	$5,312	0.22%	$2,099,026	$7,341	0.35%
Savings deposits	3,359,109	11,536	0.34%	3,124,157	19,889	0.63%
Time deposits	4,297,106	66,235	1.54%	5,016,645	95,129	1.90%

Total Interest-bearing Deposits	10,047,258	83,083	0.83%	10,239,828	122,359	1.19%

Short-term borrowings	495,791	746	0.15%	587,602	1,455	0.25%
Federal Home Loan Bank advances and long-term debt	1,034,475	49,709	4.81%	1,326,449	62,813	4.74%

Total Interest-bearing Liabilities	11,577,524	133,538	1.15%	12,153,879	186,627	1.54%

Noninterest-bearing liabilities:
Demand deposits	2,400,293			2,104,016
Other	171,368			191,398

Total Liabilities	14,149,185			14,449,293

Shareholders' equity	1,953,396			1,977,166

Total Liabilities and Shareholders' Equity	$16,102,581			$16,426,459

Net interest income/net interest margin (fully taxable equivalent)		576,232	3.90%		574,257	3.80%
Tax equivalent adjustment		(16,072)			(15,511)

Net interest income		$560,160			$558,746

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended
	December 31
	2011	2010	% Change

Loans, by type:
Real estate - commercial mortgage	$4,458,205	$4,333,371	2.9%
Commercial - industrial, financial and agricultural	3,681,321	3,681,692	—%
Real estate - home equity	1,627,308	1,642,999	(1.0)%
Real estate - residential mortgage	1,036,474	977,909	6.0%
Real estate - construction	700,071	889,267	(21.3)%
Consumer	332,613	363,066	(8.4)%
Leasing and other	68,537	70,131	(2.3)%

Total Loans, net of unearned income	$11,904,529	$11,958,435	(0.5)%

Deposits, by type:
Noninterest-bearing demand	$2,400,293	$2,104,016	14.1%
Interest-bearing demand	2,391,043	2,099,026	13.9%
Savings deposits	3,359,109	3,124,157	7.5%
Time deposits	4,297,106	5,016,645	(14.3)%

Total Deposits	$12,447,551	$12,343,844	0.8%

Short-term borrowings, by type:
Customer repurchase agreements	$208,144	$252,634	(17.6)%
Customer short-term promissory notes	174,624	209,766	(16.8)%
Federal funds purchased and other	113,023	125,202	(9.7)%

Total Short-term borrowings	$495,791	$587,602	(15.6)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31
	2011	2010	2011	2011	2010
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$268,817	$284,874	$268,633	$275,498	$257,553

Loans charged off:
Real estate - residential mortgage	(18,316)	(2,874)	(1,514)	(32,533)	(6,896)
Commercial - industrial, financial and agricultural	(8,719)	(12,893)	(14,840)	(52,301)	(35,865)
Real estate - construction	(8,716)	(13,421)	(8,535)	(38,613)	(66,412)
Real estate - commercial mortgage	(3,189)	(17,688)	(5,730)	(26,032)	(28,209)
Consumer and home equity	(2,804)	(3,440)	(1,792)	(9,686)	(11,210)
Leasing and other	(496)	(788)	(486)	(2,168)	(2,833)
Total loans charged off	(42,240)	(51,104)	(32,897)	(161,333)	(151,425)
Recoveries of loans charged off:
Real estate - residential mortgage	55	2	36	325	9
Commercial - industrial, financial and agricultural	432	855	695	2,521	4,536
Real estate - construction	509	211	595	1,746	1,296
Real estate - commercial mortgage	—	152	249	1,967	1,008
Consumer and home equity	372	254	314	1,431	1,540
Leasing and other	232	254	192	1,022	981
Recoveries of loans previously charged off	1,600	1,728	2,081	9,012	9,370
Net loans charged off	(40,640)	(49,376)	(30,816)	(152,321)	(142,055)
Provision for credit losses	30,000	40,000	31,000	135,000	160,000

Balance at end of period	$258,177	$275,498	$268,817	$258,177	$275,498

Net charge-offs to average loans (annualized)	1.36%	1.65%	1.04%	1.28%	1.19%

NON-PERFORMING ASSETS:

Non-accrual loans	$257,761	$280,688	$269,176
Loans 90 days past due and accruing	28,767	48,084	41,427
Total non-performing loans	286,528	328,772	310,603
Other real estate owned	30,803	32,959	37,399

Total non-performing assets	$317,331	$361,731	$348,002

NON-PERFORMING LOANS, BY TYPE:

Real estate - commercial mortgage	$113,806	$93,720	$102,928
Commercial - industrial, financial and agricultural	80,944	87,455	92,385
Real estate - construction	60,744	84,616	52,381
Real estate - residential mortgage	16,336	50,412	48,086
Real estate - home equity	11,207	10,188	12,097
Consumer	3,384	2,154	2,614
Leasing	107	227	112

Total non-performing loans	$286,528	$328,772	$310,603

DELINQUENCY RATES, BY TYPE:
	December 31, 2011			December 31, 2010			September 30, 2011
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.56%	2.47%	3.03%	0.56%	2.14%	2.70%	0.84%	2.29%	3.13%
Commercial - industrial, financial and agricultural	0.41%	2.23%	2.64%	0.36%	2.36%	2.72%	0.57%	2.50%	3.07%
Real estate - construction	1.55%	9.87%	11.42%	0.91%	10.56%	11.47%	1.28%	8.08%	9.36%
Real estate - residential mortgage	3.38%	1.49%	4.87%	3.65%	5.06%	8.71%	3.02%	4.62%	7.64%
Real estate - home equity	0.72%	0.69%	1.41%	0.73%	0.62%	1.35%	0.74%	0.74%	1.48%
Consumer, leasing and other	1.92%	0.90%	2.82%	1.48%	0.58%	2.06%	1.71%	0.69%	2.40%

Total	0.89%	2.39%	3.28%	0.83%	2.76%	3.59%	0.99%	2.61%	3.60%

(1) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Dec 31	Dec 31	Sep 30
	2011	2010	2011

Non-accrual loans to total loans	2.15%	2.35%	2.26%
Non-performing assets to total loans and OREO	2.64%	3.02%	2.92%
Non-performing assets to total assets	1.94%	2.22%	2.14%
Allowance for credit losses to loans outstanding	2.16%	2.31%	2.26%
Allowance for credit losses to non-performing loans	90.11%	83.80%	86.55%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	18.60%	22.50%	20.37%